UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 28, 2014

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	001-35746	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Disclosure of Results of Operations and Financial Condition.

Bryn Mawr Bank Corporation (the “Corporation”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend its current report on Form 8-K as filed with the Securities and Exchange Commission (the “Commission”) on January 28, 2014 (the “Original Filing”). On January 28, 2014, the Corporation issued a press release announcing its results of operations for the quarter ended December 31, 2013, a copy of which was furnished under Item 9.01 of the Original Filing. This Amendment hereby corrects the date of the press release furnished as Exhibit 99.1 to the Original Filing from “January 28, 2013” to “January 28, 2014.” The date of the press release that was transmitted on GlobeNewswire was correct.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters, II
Frederick C. Peters, II
President and CEO

Date: January 29, 2014